Exhibit 99.1

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 5 YEAR ARMS
==============================================================================

------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance:  $232,422,204.90
Avg Loan Balance:  $221,143.87
WA Gross Rate:  5.902%
WA Net Rate:  5.503%
WA FICO:  711
WA LTV:  77
WA Rem Term:  359
WA Months to Reset:  59
As of Date:  2005-10-01
WA Gross Margin:  2.286%
WA First Periodic Cap:  5.0%
WA Max Rate:  10.95%
IO%:  91%
Cal %:  25%
------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Principal Balance                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                           5      212,167       0.09     5.827       5.452       677      52.85     52.85    76.43
$50,000.01 - $100,000.00                    44    3,695,848       1.59     5.912       5.528       716      71.52     78.64    47.11
$100,000.01 - $150,000.00                  190   24,705,917      10.63     5.825       5.421       719      76.93     87.83    43.62
$150,000.01 - $200,000.00                  214   37,732,344      16.23     5.882       5.478       716      78.81     88.97    40.76
$200,000.01 - $250,000.00                  228   51,431,576      22.13     5.922       5.527       707      78.68     88.24    34.12
$250,000.01 - $300,000.00                  161   44,187,038      19.01     5.941       5.546       706      77.06     85.81    24.96
$300,000.01 - $359,699.00                  198   65,762,654      28.29     5.892       5.487       711      76.60     85.95    28.19
$359,699.01 - $600,000.00                   10    4,057,661       1.75     5.892       5.517       731      75.19     82.01    10.10
$600,000.01 - $800,000.00                    1      637,000       0.27     7.000       6.625       775      70.00     74.95     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  $36,855.67
Maximum:  $637,000.00
Average:  $221,143.87
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Servicers                           Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
                                         1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:56                       Page 1 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 5 YEAR ARMS
==============================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Originators                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Gross Rate                       Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                              2      333,967       0.14     4.317       3.851       698      89.48     98.88   100.00
4.501% - 5.000%                             41    8,470,904       3.64     4.951       4.569       694      74.26     81.59    65.07
5.001% - 5.500%                            252   55,631,440      23.94     5.384       5.004       712      75.82     84.49    52.31
5.501% - 6.000%                            409   89,933,545      38.69     5.810       5.431       715      76.95     87.51    33.64
6.001% - 6.500%                            242   53,445,645      23.00     6.317       5.910       711      78.35     88.36    16.54
6.501% - 7.000%                             91   21,217,463       9.13     6.775       6.375       704      79.94     87.92     7.29
7.001% or more                              14    3,389,241       1.46     7.406       6.199       685      90.96     90.96     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  4.250%
Maximum:  7.750%
Weighted Average:  5.902%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Gross Margin                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.000% or less                               1      221,044       0.10     5.750       5.375       707      89.95     89.95     0.00
2.001% - 2.250%                            988  220,075,775      94.69     5.881       5.504       712      76.91     86.82    32.11
2.251% - 2.500%                             10    1,342,491       0.58     5.413       5.038       725      77.29     77.29   100.00
2.501% - 2.750%                             19    3,811,488       1.64     5.892       5.347       692      80.94     85.39    58.13
2.751% - 3.000%                             10    2,028,853       0.87     6.475       5.529       692      88.47     88.47    38.16
3.001% - 3.250%                             20    4,115,905       1.77     6.658       5.672       718      91.07     92.32    14.55
3.251% - 3.500%                              3      826,650       0.36     7.328       5.666       653      91.31     91.31     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  2.000%
Maximum:  3.500%
Weighted Average:  2.286%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:56                       Page 2 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 5 YEAR ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Net Rate                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.501% - 4.000%                              2      333,967       0.14     4.317       3.851       698      89.48     98.88   100.00
4.001% - 4.500%                             13    2,903,950       1.25     4.916       4.446       679      78.89     84.76    70.00
4.501% - 5.000%                            176   37,403,158      16.09     5.251       4.870       708      74.90     82.89    59.33
5.001% - 5.500%                            458  101,486,535      43.66     5.725       5.329       713      77.30     87.30    36.92
5.501% - 6.000%                            242   52,996,974      22.80     6.190       5.797       716      77.07     87.89    19.92
6.001% - 6.500%                            143   32,541,534      14.00     6.668       6.239       707      80.63     88.73     8.40
6.501% - 7.000%                             17    4,756,087       2.05     7.090       6.643       702      78.79     85.49     5.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  3.785%
Maximum:  7.000%
Weighted Average: 5.503%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Amortization Type                        Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                              937  210,835,883      90.71     5.922       5.522       712      77.66     87.39    32.32
Fully Amortizing                           114   21,586,321       9.29     5.713       5.311       706      74.87     81.83    34.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Remaining Months to maturity             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
341 - 350                                    8    1,558,084       0.67     5.085       4.710       721      78.29     86.15    85.50
351 - 355                                    6    1,257,651       0.54     6.656       5.878       729      88.19     95.76    11.92
356 - 360                                1,037  229,606,470      98.79     5.904       5.506       711      77.33     86.83    32.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  343
Maximum:  360
Weighted Average:  359
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:56                       Page 3 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 5 YEAR ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted Weighted
                                        Number                      By   Average    Weighted  Weighted    Average  Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined  % Full
Seasoning                                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV      LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                                       597  130,564,048      56.18     5.923       5.528       709      76.95    87.33    32.31
1 - 6                                      444   99,964,547      43.01     5.888       5.482       715      77.93    86.25    31.94
7 - 12                                       6    1,202,491       0.52     5.501       5.013       711      80.92    89.05    78.12
13 - 18                                      4      691,119       0.30     4.920       4.545       725      78.58    86.49    78.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40    86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted Weighted
                                        Number                      By   Average    Weighted  Weighted    Average  Average
                                            of    Principal  Principal     Gross     Average   Average   Original Combined   % Full
Index for loans                          Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV      LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT                                    10    2,099,880       0.90     5.782       5.342       700      75.83    82.41    48.72
1 YR LIBOR                               1,041  230,322,325      99.10     5.904       5.504       711      77.41    86.91    32.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40    86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted Weighted
                                        Number                      By   Average    Weighted  Weighted    Average  Average
                                            of    Principal  Principal     Gross     Average   Average   Original Combined   % Full
Months to Roll                           Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV      LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
37 - 60                                  1,051  232,422,205     100.00     5.902       5.503       711      77.40    86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40    86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF:  2005-10-01
Minimum:  43
Maximum:  60
Weighted Average:  59
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:56                       Page 4 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 5 YEAR ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
First Adjustment Cap                     Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.000%                                      26    5,054,893       2.17     5.323       4.942       698      66.82     70.38    80.09
4.500%                                       1      314,500       0.14     5.750       5.375       669      79.99     99.98   100.00
5.000%                                   1,001  220,413,589      94.83     5.917       5.516       711      77.71     87.30    31.56
5.875%                                       1      185,626       0.08     6.125       5.020       737      95.00     95.00     0.00
6.000%                                      22    6,453,597       2.78     5.876       5.501       718      74.19     84.40    25.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  2.000%
Maximum:  6.000%
Weighted Average:  4.963%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Lifetime Maximum Rate                    Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
9.001% - 9.500%                              1      244,324       0.11     4.250       3.875       705      89.29     89.29   100.00
9.501% - 10.000%                            36    7,417,536       3.19     4.958       4.575       691      74.58     82.95    60.11
10.001% - 10.500%                          234   51,515,513      22.16     5.382       5.002       711      76.82     85.63    53.55
10.501% - 11.000%                          401   87,578,530      37.68     5.796       5.417       715      77.07     87.65    33.53
11.001% - 11.500%                          254   55,811,420      24.01     6.246       5.844       713      77.23     87.19    18.02
11.501% - 12.000%                          105   24,811,473      10.68     6.647       6.246       705      78.99     86.79    14.04
12.001% or more                             20    5,043,410       2.17     7.052       6.118       683      86.44     88.77     7.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  9.250%
Maximum:  13.250%
Weighted Average:  10.949%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Distribution by IO only terms            Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                          114   21,586,321       9.29     5.713       5.311       706      74.87     81.83    34.52
60                                         937  210,835,883      90.71     5.922       5.522       712      77.66     87.39    32.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:56                       Page 5 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 5 YEAR ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Original Prepayment Penalty Term         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                          822  179,288,725      77.14     5.854       5.456       712      77.43     87.33    34.62
12                                         100   24,556,828      10.57     6.055       5.622       713      78.01     85.49    25.10
24                                           1       77,452       0.03     7.375       7.000       658      75.00     75.00     0.00
36                                          75   17,657,635       7.60     6.104       5.715       701      77.13     86.01    26.15
60                                          53   10,841,565       4.66     6.025       5.650       709      75.88     83.95    25.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Original LTV                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                              39    7,578,017       3.26     5.687       5.312       720      39.74     41.33    35.70
50.01% - 55.00%                             20    4,325,388       1.86     5.738       5.363       722      52.84     55.67    22.94
55.01% - 60.00%                             22    5,524,000       2.38     5.824       5.449       701      57.75     59.22    14.46
60.01% - 65.00%                             28    6,565,870       2.82     5.681       5.306       691      63.06     63.58    37.87
65.01% - 70.00%                             50   12,141,071       5.22     6.103       5.728       699      68.97     75.10    19.38
70.01% - 75.00%                             73   16,094,960       6.92     5.929       5.554       693      73.63     76.78    39.31
75.01% - 80.00%                            681  150,980,582      64.96     5.856       5.481       716      79.85     93.27    34.03
80.01% - 85.00%                             15    3,606,176       1.55     5.791       5.318       699      83.12     85.46    33.01
85.01% - 90.00%                             75   15,312,660       6.59     6.214       5.616       694      89.56     90.00    32.81
90.01% - 95.00%                             48   10,293,482       4.43     6.290       5.724       721      94.84     94.84    22.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  8.64
Maximum:  95.00
Weighted Average:  77.40
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:56                       Page 6 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 5 YEAR ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Geographical Distribution (Top 5)        Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                                 201   57,910,719      24.92     5.940       5.556       711      73.47     81.99    26.61
Florida                                    123   25,525,188      10.98     6.132       5.730       721      79.73     86.49    13.96
Nevada                                     104   24,842,616      10.69     5.884       5.498       715      78.41     87.13    17.11
Arizona                                     72   13,866,613       5.97     6.079       5.684       725      79.16     86.95    34.04
Washington                                  52   11,177,260       4.81     5.822       5.388       704      81.20     93.96    45.12
Other                                      499   99,099,809      42.64     5.810       5.402       707      78.16     88.95    42.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
California loan breakdown                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                                    48   13,445,532       5.78     5.851       5.462       692      72.20     80.15    42.71
South CA                                   153   44,465,186      19.13     5.967       5.584       717      73.85     82.54    21.74
States Not CA                              850  174,511,486      75.08     5.890       5.485       711      78.70     88.49    34.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Top 10 Zip Codes                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
89139                                        8    2,096,037       0.90     5.821       5.446       703      72.83     82.37    15.71
85242                                       10    1,953,624       0.84     6.115       5.740       696      79.03     84.20    33.17
89052                                        5    1,417,624       0.61     5.441       5.066       710      69.50     69.50    40.56
89148                                        5    1,310,187       0.56     6.005       5.630       694      80.00     86.72    64.03
92584                                        4    1,283,259       0.55     5.710       5.335       727      80.00     97.42    25.52
89122                                        6    1,279,188       0.55     5.994       5.513       741      79.34     92.90     0.00
89123                                        6    1,214,744       0.52     5.641       5.266       723      78.71     90.79     0.00
89015                                        4    1,167,620       0.50     5.681       5.306       717      80.39     89.97    22.70
89108                                        6    1,156,400       0.50     5.785       5.410       695      73.77     76.49     0.00
89081                                        4    1,116,400       0.48     5.912       5.537       748      80.00     92.69     0.00
Other                                      993  218,427,122      93.98     5.907       5.507       711      77.42     86.94    33.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:56                       Page 7 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 5 YEAR ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
FICO Scores                              Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
600 or less or Not Available                 4    1,033,436       0.44     6.102       5.727       583      72.84     72.84    72.42
601 - 620                                    9    2,286,745       0.98     5.739       5.364       616      76.59     78.16    70.45
621 - 640                                   57   13,070,489       5.62     6.035       5.595       633      75.32     80.24    59.88
641 - 660                                  102   21,715,771       9.34     5.934       5.513       651      77.34     84.69    63.74
661 - 680                                  148   32,792,738      14.11     5.987       5.582       670      76.49     86.09    46.47
681 - 700                                  132   29,960,858      12.89     5.770       5.379       690      76.84     84.98    46.29
701 - 720                                  147   33,105,048      14.24     5.884       5.478       711      78.13     87.46    16.68
721 - 740                                  133   30,141,504      12.97     5.871       5.484       730      80.31     92.51    14.86
741 - 760                                  114   24,893,259      10.71     5.910       5.521       750      78.55     90.07    14.62
761 or more                                205   43,422,357      18.68     5.910       5.519       783      76.02     86.47    20.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 566
Maximum:  816
Weighted Average:  711
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Mortgage Properties                      Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Coop                                         1      220,000       0.09     5.500       5.125       734      68.75     68.75     0.00
Condominium                                200   41,803,660      17.99     5.883       5.492       725      77.79     87.61    21.52
PUD                                        341   76,259,819      32.81     5.891       5.496       714      79.63     90.07    32.33
Single Family                              480  105,732,462      45.49     5.890       5.487       704      76.04     84.87    38.22
Two- to Four Family                         29    8,406,264       3.62     6.270       5.826       713      72.44     79.92    18.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Occupancy types                          Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                                    66   12,957,831       5.58     6.138       5.754       720      69.95     72.23    38.61
Primary                                    867  193,229,521      83.14     5.886       5.486       707      77.66     88.37    35.24
Secondary                                  118   26,234,853      11.29     5.903       5.504       739      79.10     83.11     9.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:56                      Page  8 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 5 YEAR ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Purpose                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                   780  172,400,085      74.18     5.933       5.528       719      79.81     91.31    28.18
Cash Out Refinance                         179   40,603,523      17.47     5.825       5.440       684      68.48     70.82    46.53
Rate/Term Refinance                         92   19,418,596       8.35     5.796       5.406       696      74.58     81.07    41.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Document Type                            Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Full                                       370   75,588,760      32.52     5.642       5.253       689      77.55     88.04   100.00
No Doc                                      61   13,428,590       5.78     6.366       5.934       712      77.36     77.73     0.00
Stated Doc                                 620  143,404,855      61.70     5.996       5.594       723      77.32     87.11     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,051  232,422,205     100.00     5.902       5.503       711      77.40     86.87    32.52
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:56                       Page 9 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 7 YEAR ARMS
================================================================================


----------------------------------------------------------
Summary
----------------------------------------------------------
Total Balance: $75,395,990.56
Avg Loan Balance: $216,655.15
WA Gross Rate: 5.987%
WA Net Rate: 5.584%
WA FICO: 715
WA LTV: 77
WA Rem Term: 359
WA Months to Reset: 83
As of Date: 2005-10-01
WA Gross Margin: 2.300%
WA First Periodic Cap: 5.0%
WA Max Rate: 10.99%
IO%: 82%
Cal %: 21%
----------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Principal Balance                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                           1       48,139       0.06     6.250       5.875       708      30.90     30.90     0.00
$50,000.01 - $100,000.00                    24    1,934,484       2.57     5.905       5.473       693      74.33     83.50    54.90
$100,000.01 - $150,000.00                   61    7,669,744      10.17     5.950       5.564       733      75.71     85.07    49.06
$150,000.01 - $200,000.00                   78   13,570,478      18.00     6.060       5.640       720      79.42     88.89    41.43
$200,000.01 - $250,000.00                   66   14,847,049      19.69     5.944       5.555       717      75.69     84.10    47.35
$250,000.01 - $300,000.00                   52   14,288,765      18.95     6.000       5.595       712      76.09     84.59    36.48
$300,000.01 - $359,699.00                   55   18,324,977      24.30     5.989       5.578       702      75.46     82.56    27.01
$359,699.01 - $600,000.00                   11    4,712,354       6.25     5.958       5.583       737      79.38     88.34    37.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $48,139.42
Maximum: $539,000.00
Average: $216,655.15
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Servicers                           Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
                                           348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 1 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 7 YEAR ARMS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Originators                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Gross Rate                       Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                             46    9,895,500      13.12     5.409       5.034       711      69.50     75.09    61.55
5.501% - 6.000%                            173   37,186,830      49.32     5.824       5.436       716      75.70     84.53    48.75
6.001% - 6.500%                            105   23,581,888      31.28     6.302       5.908       714      79.06     88.61    20.78
6.501% - 7.000%                             16    3,007,731       3.99     6.747       6.198       714      83.39     89.60     7.10
7.001% or more                               8    1,724,041       2.29     7.196       6.441       738      88.99     94.47     4.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 7.750%
Weighted Average: 5.987%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Gross Margin                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                            318   69,449,346      92.11     5.970       5.595       716      76.05     85.12    38.11
2.251% - 2.500%                              3      506,500       0.67     5.530       5.155       779      35.54     35.54   100.00
2.501% - 2.750%                             12    2,191,650       2.91     5.789       5.347       705      79.45     82.83    35.74
2.751% - 3.000%                              6    1,455,850       1.93     6.457       5.559       717      89.73     89.73    56.24
3.001% - 3.250%                              9    1,792,645       2.38     6.662       5.624       686      93.10     93.10    46.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 3.250%
Weighted Average: 2.300%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 2 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 7 YEAR ARMS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Net Rate                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
4.501% - 5.000%                             22    5,040,344       6.69     5.352       4.910       704      74.03     79.01    68.89
5.001% - 5.500%                            165   35,330,995      46.86     5.748       5.356       715      74.04     81.61    49.92
5.501% - 6.000%                            123   27,097,405      35.94     6.207       5.812       720      78.91     89.62    27.50
6.001% - 6.500%                             33    7,005,300       9.29     6.636       6.190       705      80.73     87.12    11.00
6.501% - 7.000%                              5      921,946       1.22     7.259       6.714       741      85.31     95.56     8.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 6.750%
Weighted Average: 5.584%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Amortization Type                        Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                              274   61,810,919      81.98     6.016       5.619       716      76.14     85.02    38.63
Fully Amortizing                            74   13,585,071      18.02     5.857       5.429       711      78.43     84.90    40.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Remaining Months to maturity             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
341 - 350                                    1      125,878       0.17     5.500       5.125       737      95.00     95.00     0.00
351 - 355                                    3      521,218       0.69     5.439       5.064       693      83.40     92.73    41.68
356 - 360                                  344   74,748,895      99.14     5.992       5.589       715      76.47     84.93    39.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 349
Maximum: 360
Weighted Average: 359
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 3 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 7 YEAR ARMS
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Seasoning                                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                                       194   42,586,657      56.48     5.974       5.587       710      76.61     86.67    33.74
1 - 6                                      152   32,557,516      43.18     6.010       5.586       722      76.33     82.74    45.81
7 - 12                                       2      251,817       0.33     5.312       4.937       718      94.53     94.53    50.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Index for loans                          Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT                                    10    1,809,929       2.40     5.587       5.212       698      77.22     81.32    43.28
1 YR LIBOR                                 338   73,586,062      97.60     5.997       5.594       716      76.53     85.09    38.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Months to Roll                           Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
61 - 84                                    348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-10-01
Minimum: 73
Maximum: 84
Weighted Average: 83
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 4 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 7 YEAR ARMS
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
First Adjustment Cap                     Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
5.000%                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Lifetime Maximum Rate                    Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
10.001% - 10.500%                           46    9,895,500      13.12     5.409       5.034       711      69.50     75.09    61.55
10.501% - 11.000%                          173   37,186,830      49.32     5.824       5.436       716      75.70     84.53    48.75
11.001% - 11.500%                          105   23,581,888      31.28     6.302       5.908       714      79.06     88.61    20.78
11.501% - 12.000%                           16    3,007,731       3.99     6.747       6.198       714      83.39     89.60     7.10
12.001% or more                              8    1,724,041       2.29     7.196       6.441       738      88.99     94.47     4.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 10.125%
Maximum: 12.750%
Weighted Average: 10.987%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Distribution by IO only terms            Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                           74   13,585,071      18.02     5.857       5.429       711      78.43     84.90    40.69
84                                         274   61,810,919      81.98     6.016       5.619       716      76.14     85.02    38.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 5 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 7 YEAR ARMS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Original Prepayment Penalty Term         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                          271   59,935,087      79.49     5.945       5.543       718      76.26     84.25    40.85
12                                          49   11,049,653      14.66     6.133       5.723       705      77.65     88.62    31.39
36                                          14    2,382,871       3.16     6.261       5.840       703      79.50     91.53    35.19
60                                          14    2,028,379       2.69     6.126       5.751       717      75.58     79.72    30.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Original LTV                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                              20    3,932,155       5.22     5.616       5.241       764      40.63     40.63    54.50
50.01% - 55.00%                              6      835,900       1.11     6.194       5.819       688      53.22     53.22     0.00
55.01% - 60.00%                              6    1,556,500       2.06     5.704       5.329       729      57.78     62.18     0.00
60.01% - 65.00%                              9    2,471,321       3.28     5.859       5.484       736      62.60     64.69    27.51
65.01% - 70.00%                             24    4,910,820       6.51     5.952       5.577       725      68.85     72.92    24.27
70.01% - 75.00%                             29    7,098,680       9.42     5.892       5.517       689      73.46     79.48    56.80
75.01% - 80.00%                            212   45,536,935      60.40     5.993       5.618       713      79.84     92.19    40.07
80.01% - 85.00%                              1      343,477       0.46     5.375       5.000       756      85.00     85.00     0.00
85.01% - 90.00%                             22    5,038,105       6.68     6.395       5.765       704      89.60     89.60    37.52
90.01% - 95.00%                             19    3,672,098       4.87     6.202       5.606       723      94.43     94.43    33.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.19
Maximum: 95.00
Weighted Average: 76.55
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 6 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 7 YEAR ARMS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Geographical Distribution (Top 5)        Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                                  56   15,665,337      20.78     6.001       5.618       713      72.66     81.73    31.86
Florida                                     41    7,827,791      10.38     6.112       5.682       717      79.20     84.42    37.81
Nevada                                      28    6,041,686       8.01     6.279       5.824       714      81.68     89.49    28.68
Washington                                  19    4,269,498       5.66     6.027       5.652       705      77.65     90.02    39.84
Hawaii                                      12    3,937,428       5.22     5.987       5.612       727      76.91     87.04    19.27
Other                                      192   37,654,249      49.94     5.905       5.501       716      76.63     84.97    45.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
California loan breakdown                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                                    19    5,191,333       6.89     6.040       5.665       735      69.49     78.13    28.97
South CA                                    37   10,474,004      13.89     5.981       5.595       702      74.22     83.52    33.30
States Not CA                              292   59,730,653      79.22     5.984       5.576       716      77.57     85.85    40.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Top 10 Zip Codes                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
92122                                        3      743,264       0.99     6.159       5.784       717      80.00     90.70     0.00
96766                                        3      658,400       0.87     6.330       5.955       755      80.00    100.00     0.00
89139                                        3      636,350       0.84     5.934       5.559       658      80.00     88.91   100.00
89436                                        2      607,000       0.81     6.044       5.669       659      71.16     79.38    41.12
80109                                        2      605,000       0.80     5.768       5.393       675      86.18     90.68    55.04
98023                                        2      561,200       0.74     6.375       6.000       735      80.00    100.00     0.00
33071                                        4      539,370       0.72     6.252       5.877       739      80.01     88.82     0.00
96708                                        1      539,000       0.71     5.750       5.375       770      79.26     79.26     0.00
89074                                        2      533,200       0.71     6.160       5.785       703      80.00     88.52    42.61
60618                                        1      528,750       0.70     6.000       5.625       735      75.00     90.00   100.00
Other                                      325   69,444,457      92.11     5.979       5.574       715      76.32     84.59    39.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 7 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 7 YEAR ARMS
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
FICO Scores                              Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
600 or less or Not Available                 2      372,500       0.49     5.597       5.222       558      82.24     90.00   100.00
601 - 620                                    2      573,500       0.76     6.243       5.868       610      77.06     85.29    41.15
621 - 640                                   25    5,892,942       7.82     5.911       5.481       631      77.51     83.49    65.25
641 - 660                                   28    5,553,784       7.37     5.932       5.542       650      78.51     85.79    66.48
661 - 680                                   32    6,872,350       9.12     6.090       5.656       670      78.77     87.85    42.79
681 - 700                                   36    8,233,081      10.92     5.894       5.465       692      79.94     86.72    63.13
701 - 720                                   57   13,187,205      17.49     6.010       5.623       709      76.24     84.78    28.14
721 - 740                                   43    9,888,745      13.12     6.060       5.685       730      77.89     91.33    25.97
741 - 760                                   50   10,083,175      13.37     6.034       5.619       751      76.89     85.39    30.16
761 or more                                 73   14,738,709      19.55     5.942       5.547       784      71.48     78.54    25.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 558
Maximum: 834
Weighted Average: 715
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Mortgage Properties                      Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Coop                                         1       60,000       0.08     6.000       5.625       686      78.95     78.95   100.00
Condominium                                 80   15,591,578      20.68     6.026       5.640       722      78.10     88.29    28.79
PUD                                        102   22,808,707      30.25     6.029       5.623       711      77.92     85.96    45.12
Single Family                              150   32,444,763      43.03     5.924       5.514       713      74.42     82.12    38.50
Two- to Four Family                         15    4,490,943       5.96     6.099       5.705       730      79.60     89.59    46.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Occupancy types                          Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                                    14    2,041,358       2.71     6.042       5.586       720      74.80     79.27    51.76
Primary                                    302   66,230,841      87.84     5.979       5.577       713      76.25     85.42    41.19
Secondary                                   32    7,123,791       9.45     6.049       5.652       737      79.87     82.68    14.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 8 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 7 YEAR ARMS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Purpose                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                   245   51,927,080      68.87     6.034       5.630       722      79.03     89.60    32.09
Cash Out Refinance                          67   15,307,619      20.30     5.899       5.498       697      70.00     72.87    55.89
Rate/Term Refinance                         36    8,161,292      10.82     5.856       5.457       710      73.05     78.44    51.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Document Type                            Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Full                                       144   29,407,896      39.00     5.818       5.411       698      76.44     85.72   100.00
No Doc                                      16    3,322,045       4.41     6.396       5.907       728      75.04     75.04     0.00
Stated Doc                                 186   42,429,515      56.28     6.073       5.681       726      76.71     85.29     0.00
Streamline                                   2      236,535       0.31     5.943       5.220       652      83.63     83.63     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     348   75,395,991     100.00     5.987       5.584       715      76.55     85.00    39.00
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 9 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 10 YEAR ARMS
================================================================================


----------------------------------------------------------
Summary
----------------------------------------------------------
Total Balance: $150,274,384.22
Avg Loan Balance: $214,677.69
WA Gross Rate: 6.319%
WA Net Rate: 5.934%
WA FICO: 715
WA LTV: 76
WA Rem Term: 360
WA Months to Reset: 120
As of Date: 2005-10-01
WA Gross Margin: 2.267%
WA First Periodic Cap: 5.0%
WA Max Rate: 11.31%
IO%: 91%
Cal %: 36%
----------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Principal Balance                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                           4      189,647       0.13     6.595       6.220       773      50.65     50.65     0.00
$50,000.01 - $100,000.00                    44    3,585,789       2.39     6.354       5.954       715      66.64     76.23    32.30
$100,000.01 - $150,000.00                  155   20,016,726      13.32     6.382       6.002       719      76.77     86.59    23.81
$150,000.01 - $200,000.00                  131   22,993,453      15.30     6.308       5.915       711      75.47     83.32    29.67
$200,000.01 - $250,000.00                  125   28,168,094      18.74     6.307       5.932       716      76.53     85.21    22.39
$250,000.01 - $300,000.00                  107   29,478,975      19.62     6.279       5.904       707      75.84     85.14    17.69
$300,000.01 - $359,699.00                  117   38,487,157      25.61     6.263       5.865       720      76.62     86.53    22.50
$359,699.01 - $600,000.00                   17    7,354,543       4.89     6.664       6.289       713      76.38     84.50     5.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $42,647.35
Maximum: $548,364.00
Average: $214,677.69
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Servicers                           Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
                                           700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 1 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 10 YEAR ARMS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Originators                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Gross Rate                       Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                              1      150,180       0.10     4.375       4.000       735      80.00    100.06   100.00
5.501% - 6.000%                            208   47,689,687      31.74     5.866       5.483       718      73.88     82.13    40.54
6.001% - 6.500%                            315   65,153,338      43.36     6.319       5.943       717      75.84     85.49    15.87
6.501% - 7.000%                            125   26,131,116      17.39     6.787       6.397       708      79.39     88.99    12.02
7.001% or more                              51   11,150,063       7.42     7.190       6.761       701      78.17     86.66     3.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.375%
Maximum: 7.625%
Weighted Average: 6.319%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Gross Margin                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                            680  146,149,855      97.26     6.310       5.934       716      75.79     85.07    21.42
2.501% - 2.750%                             11    2,258,655       1.50     6.535       6.120       673      78.60     82.68    43.12
2.751% - 3.000%                              5    1,107,849       0.74     6.553       5.686       690      88.98     94.05    76.00
3.001% - 3.250%                              3      447,525       0.30     6.708       5.662       717      93.05     93.05    55.53
3.251% - 3.500%                              1      310,500       0.21     7.625       6.220       623      90.00     90.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 3.500%
Weighted Average: 2.267%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 2 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 10 YEAR ARMS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Net Rate                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.501% - 4.000%                              1      150,180       0.10     4.375       4.000       735      80.00    100.06   100.00
4.501% - 5.000%                              1      351,500       0.23     5.875       4.870       699      95.00     95.00   100.00
5.001% - 5.500%                            141   31,519,700      20.97     5.798       5.418       719      73.37     82.57    39.23
5.501% - 6.000%                            311   65,947,329      43.88     6.203       5.820       717      75.43     84.09    25.20
6.001% - 6.500%                            186   39,276,236      26.14     6.672       6.284       713      78.34     88.35     9.01
6.501% - 7.000%                             60   13,029,439       8.67     7.138       6.760       700      77.78     86.49     2.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 6.875%
Weighted Average: 5.934%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Amortization Type                        Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                              631  136,759,860      91.01     6.319       5.935       716      76.12     85.53    20.51
Fully Amortizing                            69   13,514,524       8.99     6.326       5.925       698      74.87     81.13    39.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Remaining Months to maturity             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
356 - 360                                  700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 356
Maximum: 360
Weighted Average: 360
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 3 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 10 YEAR ARMS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Seasoning                                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                                       524  113,312,297      75.40     6.316       5.937       713      75.79     85.45    20.24
1 - 6                                      176   36,962,088      24.60     6.330       5.927       720      76.69     84.17    28.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Index for loans                          Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT                                     9    1,974,708       1.31     6.259       5.884       675      78.04     82.72    42.02
1 YR LIBOR                                 691  148,299,676      98.69     6.320       5.935       715      75.98     85.17    21.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Months to Roll                           Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
85 - 120                                   700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-10-01
Minimum: 116
Maximum: 120
Weighted Average: 120
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 4 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 10 YEAR ARMS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
First Adjustment Cap                     Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
5.000%                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Lifetime Maximum Rate                    Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
9.001% - 9.500%                              1      150,180       0.10     4.375       4.000       735      80.00    100.06   100.00
10.501% - 11.000%                          210   48,365,898      32.19     5.885       5.502       718      73.73     81.87    39.98
11.001% - 11.500%                          315   65,153,338      43.36     6.319       5.943       717      75.84     85.49    15.87
11.501% - 12.000%                          125   26,131,116      17.39     6.787       6.397       708      79.39     88.99    12.02
12.001% or more                             49   10,473,852       6.97     7.186       6.753       700      79.15     88.19     3.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.375%
Maximum: 12.625%
Weighted Average: 11.313%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Distribution by IO only terms            Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                           69   13,514,524       8.99     6.326       5.925       698      74.87     81.13    39.40
120                                        631  136,759,860      91.01     6.319       5.935       716      76.12     85.53    20.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 5 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 10 YEAR ARMS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Original Prepayment Penalty Term         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                          384   81,245,334      54.06     6.320       5.938       714      75.77     85.01    24.45
12                                         142   35,370,974      23.54     6.279       5.903       716      75.00     85.13    18.27
36                                          61   12,919,959       8.60     6.337       5.929       726      78.09     86.51    17.40
60                                         113   20,738,117      13.80     6.374       5.979       707      77.40     84.78    23.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Original LTV                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                              34    5,366,349       3.57     6.061       5.686       736      39.02     43.46    36.94
50.01% - 55.00%                             22    4,769,650       3.17     6.247       5.872       725      53.25     57.19     8.54
55.01% - 60.00%                             19    4,390,479       2.92     6.098       5.723       704      56.77     60.78    12.89
60.01% - 65.00%                             23    5,510,405       3.67     6.154       5.779       700      62.17     64.61    17.85
65.01% - 70.00%                             42    8,700,792       5.79     6.248       5.873       721      68.99     72.97     9.57
70.01% - 75.00%                             43   10,725,434       7.14     6.421       6.046       698      74.00     75.36    19.45
75.01% - 80.00%                            460   99,052,044      65.91     6.337       5.962       717      79.88     92.37    21.82
80.01% - 85.00%                              6    1,370,639       0.91     6.093       5.718       718      82.94     85.22    45.94
85.01% - 90.00%                             34    7,086,281       4.72     6.569       6.042       688      89.62     90.73    45.13
90.01% - 95.00%                             17    3,302,311       2.20     6.292       5.797       729      94.46     94.46    32.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 13.08
Maximum: 95.00
Weighted Average: 76.01
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 6 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 10 YEAR ARMS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Geographical Distribution (Top 5)        Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                                 192   53,553,206      35.64     6.296       5.910       714      73.84     83.87    18.18
Florida                                    173   29,640,502      19.72     6.422       6.047       715      78.08     86.79    16.77
Arizona                                     50    9,379,629       6.24     6.473       6.064       720      76.41     84.55    22.11
Nevada                                      34    8,175,104       5.44     6.445       6.070       715      80.00     88.54     6.99
New Jersey                                  25    6,387,696       4.25     6.568       6.193       698      77.74     88.07    13.68
Other                                      226   43,138,247      28.71     6.183       5.796       717      76.19     84.62    35.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
California loan breakdown                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                                    42   11,513,795       7.66     6.271       5.896       714      73.56     82.20    17.88
South CA                                   150   42,039,411      27.98     6.303       5.913       713      73.91     84.32    18.26
States Not CA                              508   96,721,179      64.36     6.332       5.948       715      77.22     85.83    24.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Top 10 Zip Codes                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
85242                                        7    1,653,316       1.10     6.420       6.045       737      80.00     91.76    42.68
93536                                        4    1,249,963       0.83     6.255       5.880       692      79.02     96.89     0.00
92557                                        5    1,228,000       0.82     6.308       5.933       708      80.00     94.85    34.53
33021                                        8    1,174,815       0.78     6.466       6.091       742      78.07     89.03     0.00
33015                                        8    1,032,217       0.69     6.631       6.256       752      75.40     88.41     0.00
92201                                        3      910,978       0.61     6.727       6.352       706      80.00    100.00     0.00
90044                                        3      894,000       0.59     6.301       5.926       742      73.85     88.71     0.00
33024                                        6      893,840       0.59     6.566       6.191       762      79.99     87.51    17.62
90065                                        2      889,200       0.59     5.938       5.563       680      75.96     86.11    49.26
92236                                        3      871,787       0.58     6.590       6.215       762      80.00     90.00     0.00
Other                                      651  139,476,268      92.81     6.312       5.926       714      75.83     84.64    22.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 7 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 10 YEAR ARMS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
FICO Scores                              Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                                    6    1,573,800       1.05     6.481       6.106       616      74.82     79.38    10.37
621 - 640                                   33    7,268,976       4.84     6.244       5.803       632      77.00     83.02    56.42
641 - 660                                   37    7,883,630       5.25     6.338       5.963       649      72.59     76.96    46.49
661 - 680                                   84   18,359,135      12.22     6.422       6.042       671      76.63     84.76    29.99
681 - 700                                  115   24,513,922      16.31     6.391       6.002       691      77.10     87.92    24.53
701 - 720                                  114   24,100,290      16.04     6.306       5.914       709      77.60     88.00    14.91
721 - 740                                  111   22,932,856      15.26     6.347       5.967       731      77.08     86.67    11.64
741 - 760                                   77   17,362,576      11.55     6.262       5.887       750      74.61     85.29    16.78
761 or more                                123   26,279,199      17.49     6.212       5.835       783      73.93     82.11    18.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 610
Maximum: 823
Weighted Average: 715
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Mortgage Properties                      Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Condominium                                192   35,203,484      23.43     6.389       6.000       722      77.63     87.54    10.47
PUD                                        155   35,526,188      23.64     6.210       5.826       720      77.28     85.99    28.50
Single Family                              310   66,945,536      44.55     6.278       5.893       709      74.60     83.92    27.02
Two- to Four Family                         43   12,599,177       8.38     6.654       6.279       708      75.40     82.45    11.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Occupancy types                          Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                                   104   18,440,779      12.27     6.621       6.239       722      74.43     78.58    19.65
Primary                                    536  120,301,338      80.05     6.280       5.894       711      76.10     86.26    23.44
Secondary                                   60   11,532,267       7.67     6.247       5.867       747      77.63     83.84    13.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 8 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                 ARM Summary
                                 10 YEAR ARMS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Purpose                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                   486  103,272,617      68.72     6.373       5.990       720      79.19     91.13    17.46
Cash Out Refinance                         143   32,401,003      21.56     6.189       5.794       698      69.08     70.75    38.20
Rate/Term Refinance                         71   14,600,764       9.72     6.228       5.849       715      68.94     74.64    20.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Document Type                            Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Full                                       165   33,367,553      22.20     6.078       5.677       700      76.84     85.89   100.00
No Doc                                      30    6,194,899       4.12     6.628       6.231       714      76.26     76.65     0.00
Stated Doc                                 505  110,711,932      73.67     6.375       5.995       719      75.75     85.38     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     700  150,274,384     100.00     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                              Sep 26, 2005 08:57                     Page 9 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                  ARM Summary
                                   AGG. ARMS
==============================================================================

------------------------------------------------------------------------------
Summary
------------------------------------------------------------------------------
Total Balance:  $458,092,579.68
Avg Loan Balance:  $218,243.25
WA Gross Rate:  6.053%
WA Net Rate:  5.658%
WA FICO:  713
WA LTV:  77
WA Rem Term:  359
WA Months to Reset:  83
As of Date:  2005-10-01
WA Gross Margin:  2.282%
WA First Periodic Cap:  5.0%
WA Max Rate:  11.07%
IO%:  89%
Cal %:  28%
------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Principal Balance                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$50,000.00 or less                          10      449,953       0.10     6.196       5.821       721      49.58     49.58    36.04
$50,000.01 - $100,000.00                   112    9,216,120       2.01     6.082       5.682       711      70.21     78.72    42.98
$100,000.01 - $150,000.00                  406   52,392,386      11.44     6.056       5.664       721      76.69     86.95    36.85
$150,000.01 - $200,000.00                  423   74,296,275      16.22     6.047       5.643       715      77.89     87.21    37.45
$200,000.01 - $250,000.00                  419   94,446,720      20.62     6.040       5.652       711      77.57     86.68    32.70
$250,000.01 - $300,000.00                  320   87,954,778      19.20     6.064       5.674       707      76.49     85.39    24.39
$300,000.01 - $359,699.00                  370  122,574,789      26.76     6.023       5.619       712      76.44     85.62    26.23
$359,699.01 - $600,000.00                   38   16,124,558       3.52     6.263       5.888       724      76.96     84.99    16.22
$600,000.01 - $800,000.00                    1      637,000       0.14     7.000       6.625       775      70.00     74.95     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  $36,855.67
Maximum:  $637,000.00
Average:  $218,243.25
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Servicers                           Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
                                         2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:58                       Page 1 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                  ARM Summary
                                   AGG. ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            Of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Originators                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            Of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Gross Rate                       Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                              3      484,147       0.11     4.335       3.897       710      86.54     99.24   100.00
4.501% - 5.000%                             41    8,470,904       1.85     4.951       4.569       694      74.26     81.59    65.07
5.001% - 5.500%                            298   65,526,941      14.30     5.387       5.009       712      74.87     83.07    53.71
5.501% - 6.000%                            790  174,810,063      38.16     5.828       5.446       716      75.85     85.41    38.73
6.001% - 6.500%                            662  142,180,870      31.04     6.315       5.925       714      77.32     87.09    16.94
6.501% - 7.000%                            232   50,356,310      10.99     6.780       6.376       707      79.86     88.58     9.74
7.001% or more                              73   16,263,345       3.55     7.236       6.610       702      81.98     88.38     2.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  4.250%
Maximum:  7.750%
Weighted Average:  6.053%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Gross Margin                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.000% or less                               1      221,044       0.05     5.750       5.375       707      89.95     89.95     0.00
2.001% - 2.250%                          1,986  435,674,975      95.11     6.039       5.663       714      76.40     85.96    29.48
2.251% - 2.500%                             13    1,848,991       0.40     5.445       5.070       740      65.85     65.85   100.00
2.501% - 2.750%                             42    8,261,793       1.80     6.040       5.558       690      79.90     83.97    48.09
2.751% - 3.000%                             21    4,592,553       1.00     6.488       5.576       700      88.99     90.21    53.02
3.001% - 3.250%                             32    6,356,075       1.39     6.663       5.658       709      91.78     92.59    26.39
3.251% - 3.500%                              4    1,137,150       0.25     7.409       5.817       645      90.96     90.96     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  2.000%
Maximum:  3.500%
Weighted Average:  2.282%


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:58                       Page 2 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                  ARM Summary
                                   AGG. ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Net Rate                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
3.501% - 4.000%                              3      484,147       0.11     4.335       3.897       710      86.54     99.24   100.00
4.001% - 4.500%                             13    2,903,950       0.63     4.916       4.446       679      78.89     84.76    70.00
4.501% - 5.000%                            199   42,795,002       9.34     5.268       4.875       707      74.96     82.53    60.79
5.001% - 5.500%                            764  168,337,230      36.75     5.744       5.351       715      75.88     85.22    40.08
5.501% - 6.000%                            676  146,041,707      31.88     6.199       5.810       717      76.67     86.49    23.71
6.001% - 6.500%                            362   78,823,070      17.21     6.667       6.257       710      79.50     88.40     8.93
6.501% - 7.000%                             82   18,707,473       4.08     7.132       6.728       703      78.41     86.68     3.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  3.785%
Maximum:  7.000%
Weighted Average:  5.658%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Amortization Type                        Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                            1,842  409,406,663      89.37     6.069       5.675       714      76.91     86.41    29.33
Fully Amortizing                           257   48,685,917      10.63     5.923       5.514       705      75.86     82.49    37.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Remaining Months to maturity             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
341 - 350                                    9    1,683,961       0.37     5.116       4.741       722      79.54     86.81    79.10
351 - 355                                    9    1,778,869       0.39     6.299       5.639       718      86.78     94.87    20.64
356 - 360                                2,081  454,629,749      99.24     6.056       5.661       713      76.75     85.96    30.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  343
Maximum:  360
Weighted Average:  359
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:58                       Page 3 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                  ARM Summary
                                   AGG. ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Seasoning                                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                                     1,315  286,463,002      62.53     6.086       5.699       711      76.44     86.49    27.74
1 - 6                                      772  169,484,151      37.00     6.008       5.599       717      77.35     85.12    33.80
7 - 12                                       8    1,454,308       0.32     5.468       5.000       712      83.28     90.00    73.25
13 - 18                                      4      691,119       0.15     4.920       4.545       725      78.58     86.49    78.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Index for loans                          Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR CMT                                    29    5,884,517       1.28     5.882       5.484       691      77.00     82.18    44.80
1 YR LIBOR                               2,070  452,208,062      98.72     6.055       5.660       713      76.80     86.04    30.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Months to Roll                           Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
37 - 60                                  1,051  232,422,205      50.74     5.902       5.503       711      77.40     86.87    32.52
61 - 84                                    348   75,395,991      16.46     5.987       5.584       715      76.55     85.00    39.00
85 - 120                                   700  150,274,384      32.80     6.319       5.934       715      76.01     85.13    22.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF:  2005-10-01
Minimum:  43
Maximum:  120
Weighted Average:  83
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:58                       Page 4 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                  ARM Summary
                                   AGG. ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            Of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
First Adjustment Cap                     Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.000%                                      26    5,054,893       1.10     5.323       4.942       698      66.82     70.38    80.09
4.500%                                       1      314,500       0.07     5.750       5.375       669      79.99     99.98   100.00
5.000%                                   2,049  446,083,964      97.38     6.064       5.669       713      76.94     86.18    29.66
5.875%                                       1      185,626       0.04     6.125       5.020       737      95.00     95.00     0.00
6.000%                                      22    6,453,597       1.41     5.876       5.501       718      74.19     84.40    25.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  2.000%
Maximum:  6.000%
Weighted Average:  4.981%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Lifetime Maximum Rate                    Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
9.001% - 9.500%                              2      394,504       0.09     4.298       3.923       716      85.75     93.39   100.00
9.501% - 10.000%                            36    7,417,536       1.62     4.958       4.575       691      74.58     82.95    60.11
10.001% - 10.500%                          280   61,411,014      13.41     5.387       5.007       711      75.65     83.93    54.84
10.501% - 11.000%                          784  173,131,259      37.79     5.827       5.445       716      75.84     85.36    38.60
11.001% - 11.500%                          674  144,546,646      31.55     6.288       5.899       715      76.90     86.65    17.50
11.501% - 12.000%                          246   53,950,320      11.78     6.721       6.316       707      79.43     88.01    12.68
12.001% or more                             77   17,241,303       3.76     7.148       6.536       698      82.27     88.98     5.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  9.250%
Maximum:  13.250%
Weighted Average:  11.075%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:58                       Page 5 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                  ARM Summary
                                   AGG. ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Distribution by IO only terms            Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                          257   48,685,917      10.63     5.923       5.514       705      75.86     82.49    37.60
60                                         937  210,835,883      46.02     5.922       5.522       712      77.66     87.39    32.32
84                                         274   61,810,919      13.49     6.016       5.619       716      76.14     85.02    38.63
120                                        631  136,759,860      29.85     6.319       5.935       716      76.12     85.53    20.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Original Prepayment Penalty Term         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                        1,477  320,469,146      69.96     5.989       5.594       714      76.79     86.16    33.21
12                                         291   70,977,455      15.49     6.179       5.778       713      76.45     85.80    22.67
24                                           1       77,452       0.02     7.375       7.000       658      75.00     75.00     0.00
36                                         150   32,960,465       7.20     6.206       5.808       711      77.68     86.61    23.37
60                                         180   33,608,061       7.34     6.247       5.859       708      76.80     84.21    24.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Original LTV                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                              93   16,876,521       3.68     5.790       5.415       735      39.72     41.85    40.48
50.01% - 55.00%                             48    9,930,938       2.17     6.021       5.646       721      53.07     56.19    14.09
55.01% - 60.00%                             47   11,470,979       2.50     5.913       5.538       706      57.38     60.22    11.90
60.01% - 65.00%                             60   14,547,596       3.18     5.890       5.515       702      62.64     64.16    28.53
65.01% - 70.00%                            116   25,752,683       5.62     6.123       5.748       711      68.95     73.97    17.00
70.01% - 75.00%                            145   33,919,074       7.40     6.077       5.702       694      73.71     76.90    36.69
75.01% - 80.00%                          1,353  295,569,560      64.52     6.038       5.663       716      79.86     92.80    30.87
80.01% - 85.00%                             22    5,320,293       1.16     5.842       5.401       708      83.20     85.37    34.21
85.01% - 90.00%                            131   27,437,046       5.99     6.339       5.753       694      89.59     90.11    36.85
90.01% - 95.00%                             84   17,267,890       3.77     6.272       5.713       723      94.68     94.68    26.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  7.19
Maximum:  95.00
Weighted Average:  76.80
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:58                       Page 6 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                  ARM Summary
                                   AGG. ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Geographical Distribution (Top 5)        Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                                 449  127,129,262      27.75     6.097       5.713       713      73.53     82.75    23.71
Florida                                    337   62,993,482      13.75     6.266       5.873       717      78.89     86.38    18.25
Nevada                                     166   39,059,407       8.53     6.063       5.668       715      79.25     87.79    16.78
Arizona                                    139   26,738,359       5.84     6.231       5.833       721      78.20     85.63    29.04
Washington                                  91   19,425,520       4.24     5.914       5.505       708      79.16     91.10    40.05
Other                                      917  182,746,551      39.89     5.936       5.534       711      77.39     87.25    40.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
California loan breakdown                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                                   109   30,150,661       6.58     6.044       5.663       708      72.26     80.59    30.86
South CA                                   340   96,978,601      21.17     6.114       5.728       714      73.92     83.42    21.48
States Not CA                            1,650  330,963,318      72.25     6.036       5.637       713      78.06     87.24    32.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Top 10 Zip Codes                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
85242                                       19    3,914,362       0.85     6.230       5.855       718      79.52     87.06    34.58
89139                                       13    3,334,698       0.73     5.884       5.509       696      76.45     85.41    28.96
89123                                       12    2,263,992       0.49     6.069       5.694       733      77.76     88.17     5.38
89148                                        9    2,261,639       0.49     6.180       5.805       707      79.99     92.30    46.47
89052                                        7    1,939,624       0.42     5.661       5.286       705      75.02     75.02    29.64
89015                                        7    1,787,620       0.39     5.868       5.493       712      80.25     88.72    14.82
89081                                        6    1,754,080       0.38     6.035       5.660       727      81.95     92.55    16.80
33071                                       11    1,717,850       0.38     6.552       6.177       745      81.83     92.19     0.00
33021                                       11    1,663,965       0.36     6.508       6.063       739      78.69     88.59     0.00
92122                                        6    1,634,114       0.36     6.054       5.679       736      77.19     90.88     0.00
Other                                    1,998  435,820,636      95.14     6.051       5.655       713      76.70     85.90    30.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:58                       Page 7 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                  ARM Summary
                                   AGG. ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
FICO Scores                              Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
600 or less or Not Available                 6    1,405,936       0.31     5.968       5.593       579      75.33     77.39    79.73
601 - 620                                   17    4,434,045       0.97     6.067       5.692       615      76.02     79.52    45.34
621 - 640                                  115   26,232,407       5.73     6.065       5.627       632      76.28     81.74    60.12
641 - 660                                  167   35,153,186       7.67     6.025       5.619       651      76.46     83.13    60.30
661 - 680                                  264   58,024,223      12.67     6.137       5.736       670      76.80     85.88    40.82
681 - 700                                  283   62,707,862      13.69     6.029       5.634       690      77.35     86.36    39.99
701 - 720                                  318   70,392,543      15.37     6.052       5.654       710      77.59     87.14    18.22
721 - 740                                  287   62,963,104      13.74     6.074       5.692       731      78.75     90.20    15.43
741 - 760                                  241   52,339,010      11.43     6.051       5.661       750      76.92     87.58    18.33
761 or more                                401   84,440,264      18.43     6.009       5.622       783      74.58     83.73    20.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400):  558
Maximum:  834
Weighted Average:  713
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Mortgage Properties                      Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Coop                                         2      280,000       0.06     5.607       5.232       724      70.94     70.94    21.43
Condominium                                472   92,598,722      20.21     6.099       5.710       723      77.78     87.70    18.54
PUD                                        598  134,594,714      29.38     5.999       5.604       715      78.72     88.30    33.49
Single Family                              940  205,122,761      44.78     6.022       5.624       707      75.31     84.12    34.61
Two- to Four Family                         87   25,496,384       5.57     6.430       6.029       714      75.17     82.88    19.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Occupancy types                          Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                                   184   33,439,968       7.30     6.398       6.011       721      72.71     76.16    28.95
Primary                                  1,705  379,761,700      82.90     6.027       5.631       709      76.92     87.19    32.54
Secondary                                  210   44,890,912       9.80     6.015       5.620       741      78.85     83.23    11.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:58                       Page 8 of 9

                              UBS Investemt Bank
                       Collateral Stratification Report
                                  ARM Summary
                                   AGG. ARMS
==============================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Purpose                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                 1,511  327,599,782      71.51     6.087       5.690       720      79.49     90.98    25.42
Cash Out Refinance                         389   88,312,146      19.28     5.971       5.580       691      68.96     71.15    45.09
Rate/Term Refinance                        199   42,180,652       9.21     5.957       5.569       706      72.33     78.34    36.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Document Type                            Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Full                                       679  138,364,208      30.20     5.784       5.389       693      77.14     87.03   100.00
No Doc                                     107   22,945,535       5.01     6.441       6.010       715      76.73     77.05     0.00
Stated Doc                               1,311  296,546,302      64.74     6.149       5.756       722      76.64     86.20     0.00
Streamline                                   2      236,535       0.05     5.943       5.220       652      83.63     83.63     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,099  458,092,580     100.00     6.053       5.658       713      76.80     85.99    30.20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the app prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relat the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
------------------------------------------------------------------------------
                          Sep 26, 2005 08:58                       Page 9 of 9

[LOGO OMITTED] UBS
ARM Summary
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Summary                                  Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Non-Conforming                             131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Total Balance: $78,747,986.17
Avg Loan Balance: $601,129.67
WA Gross Rate: 6.282%
WA Net Rate: 6.011%
WA FICO: 701
WA LTV: 76
WA Rem Term: 360
WA Months to Reset: 84
As of Date: 2005-10-01
WA Gross Margin: 2.265%
WA First Periodic Cap: 5.0%
WA Max Rate: 11.28%
IO%: 94%
Cal %: 64%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Principal Balance                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$359,699.01 - $600,000.00                   94   44,996,835      57.14     6.328       6.048       697      78.28     86.82     7.26
$600,000.01 - $800,000.00                   17   11,385,254      14.46     6.134       5.875       709      79.13     88.28    18.83
$800,000.01 - $1,000,000.00                 11   10,036,154      12.74     6.337       6.078       698      70.70     84.08     0.00
$1,000,000.01 - $1,250,000.00                3    3,459,000       4.39     6.346       6.087       766      76.01     82.16     0.00
$1,250,000.01 - $1,500,000.00                5    6,870,743       8.72     6.083       5.824       685      68.19     79.56    39.14
$1,750,000.01 - $2,000,000.00                1    2,000,000       2.54     6.375       6.116       712      69.57     90.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $404,000.00
Maximum: $2,000,000.00
Average: $601,129.67
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Servicers                           Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

[LOGO OMITTED] UBS
ARM Summary
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Gross Rate                       Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
4.501% - 5.000%                              1      500,000       0.63     4.750       4.491       777      58.82     80.47   100.00
5.001% - 5.500%                              4    3,358,821       4.27     5.424       5.165       686      73.62     75.89    61.87
5.501% - 6.000%                             37   21,922,100      27.84     5.864       5.592       705      76.13     84.61    13.99
6.001% - 6.500%                             58   35,048,477      44.51     6.318       6.059       701      75.09     86.16     3.09
6.501% - 7.000%                             22   13,070,745      16.60     6.769       6.510       698      78.35     88.57    10.52
7.001% or more                               9    4,847,843       6.16     7.352       6.951       692      82.91     90.54     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 8.000%
Weighted Average: 6.282%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Gross Margin                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                            128   77,204,213      98.04     6.267       6.008       702      75.96     85.85     9.78
2.751% - 3.000%                              1      548,100       0.70     6.000       5.251       626      90.00     90.00   100.00
3.001% - 3.250%                              2      995,673       1.26     7.587       6.638       669      89.94     89.94     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 3.125%
Weighted Average: 2.265%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Current Net Rate                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                              1      500,000       0.63     4.750       4.491       777      58.82     80.47   100.00
4.501% - 5.000%                              1      636,274       0.81     5.250       4.991       747      79.63     79.63     0.00
5.001% - 5.500%                             18   10,721,787      13.62     5.678       5.394       696      76.51     82.38    32.56
5.501% - 6.000%                             47   29,083,740      36.93     6.064       5.805       704      75.13     85.21     7.92
6.001% - 6.500%                             48   28,417,249      36.09     6.504       6.235       702      76.30     87.41     1.52
6.501% - 7.000%                             14    8,536,036      10.84     7.061       6.757       693      79.35     88.78    16.11
7.001% or more                               2      852,900       1.08     7.745       7.486       643      84.91     84.91     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.491%
Maximum: 7.741%
Weighted Average: 6.011%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

[LOGO OMITTED] UBS
ARM Summary
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Amortization Type                        Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Fully Amortizing                             8    5,022,800       6.38     6.126       5.867       687      76.14     79.53    15.21
Interest Only                              123   73,725,186      93.62     6.292       6.020       702      76.24     86.36     9.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Remaining Months to maturity             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
356 - 360                                  131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 357
Maximum: 360
Weighted Average: 360
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Seasoning                                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                                       126   75,142,515      95.42     6.300       6.029       701      76.08     86.14    10.18
1 - 6                                        5    3,605,471       4.58     5.896       5.637       696      79.50     81.58    12.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Index for loans                          Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                                 131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Months to Roll                           Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
61 - 84                                    124   75,426,386      95.78     6.267       5.996       702      76.20     85.95    10.74
85 - 120                                     7    3,321,600       4.22     6.611       6.352       675      77.05     85.50     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-10-01
Minimum: 81
Maximum: 85
Weighted Average: 84
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

[LOGO OMITTED] UBS
ARM Summary
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
First Adjustment Cap                     Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
5.000%                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Lifetime Maximum Rate                    Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                             1      500,000       0.63     4.750       4.491       777      58.82     80.47   100.00
10.001% - 10.500%                            4    3,358,821       4.27     5.424       5.165       686      73.62     75.89    61.87
10.501% - 11.000%                           37   21,922,100      27.84     5.864       5.592       705      76.13     84.61    13.99
11.001% - 11.500%                           58   35,048,477      44.51     6.318       6.059       701      75.09     86.16     3.09
11.501% - 12.000%                           22   13,070,745      16.60     6.769       6.510       698      78.35     88.57    10.52
12.001% or more                              9    4,847,843       6.16     7.352       6.951       692      82.91     90.54     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.750%
Maximum: 13.000%
Weighted Average: 11.282%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Distribution by IO only terms            Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                            8    5,022,800       6.38     6.126       5.867       687      76.14     79.53    15.21
84                                         123   73,725,186      93.62     6.292       6.020       702      76.24     86.36     9.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Original Prepayment Penalty Term         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                           89   56,138,513      71.29     6.278       6.006       703      76.04     85.61    10.61
12                                          38   19,862,474      25.22     6.289       6.016       696      77.56     87.74     7.13
36                                           2    1,524,999       1.94     6.414       6.155       667      66.92     79.10     0.00
60                                           2    1,222,000       1.55     6.201       5.942       717      75.30     79.32    59.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

[LOGO OMITTED] UBS
ARM Summary
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Original LTV                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                              1      854,000       1.08     6.500       6.241       768      50.24     50.24     0.00
55.01% - 60.00%                              7    5,520,000       7.01     5.838       5.579       704      59.15     69.91    32.86
60.01% - 65.00%                              3    1,976,000       2.51     6.270       6.011       692      64.29     76.62     0.00
65.01% - 70.00%                              8    6,754,200       8.58     6.183       5.924       698      68.63     79.22     0.00
70.01% - 75.00%                             15   12,165,142      15.45     6.319       6.060       697      73.67     84.46    17.31
75.01% - 80.00%                             89   47,371,802      60.16     6.302       6.043       704      79.83     89.89     7.67
80.01% - 85.00%                              1      525,000       0.67     6.250       5.991       691      84.00     84.00     0.00
85.01% - 90.00%                              7    3,581,842       4.55     6.721       6.195       668      89.70     89.70    15.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.24
Maximum: 90.00
Weighted Average: 76.24
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Combined LTV                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.01% - 55.00%                              1      854,000       1.08     6.500       6.241       768      50.24     50.24     0.00
55.01% - 60.00%                              4    2,745,000       3.49     5.850       5.591       682      58.93     58.93    47.87
60.01% - 65.00%                              1      425,000       0.54     6.375       6.116       655      64.30     64.30     0.00
65.01% - 70.00%                              6    4,184,200       5.31     6.044       5.785       695      66.25     67.66     0.00
70.01% - 75.00%                              6    4,103,893       5.21     6.509       6.250       708      74.21     74.21    51.30
75.01% - 80.00%                             34   18,023,989      22.89     6.239       5.980       696      78.09     79.57    13.64
80.01% - 85.00%                              4    2,867,250       3.64     5.747       5.488       703      74.85     82.26    17.44
85.01% - 90.00%                             34   22,644,940      28.76     6.312       6.010       695      77.56     89.83     7.61
90.01% - 95.00%                             14    8,745,635      11.11     6.415       6.156       703      77.63     94.59     0.00
95.01% - 100.00%                            27   14,154,079      17.97     6.387       6.128       718      80.00    100.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.24
Maximum: 100.00
Weighted Average: 85.93
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Geographical Distribution (Top 5)        Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
California                                  86   50,635,376      64.30     6.313       6.041       704      76.80     86.69    11.33
New Jersey                                   9    5,563,070       7.06     6.446       6.133       683      78.17     85.93     0.00
Illinois                                     7    5,071,700       6.44     6.275       6.016       709      72.25     84.94     0.00
Florida                                      7    4,582,999       5.82     6.271       6.012       706      71.19     85.83    10.91
New York                                     4    2,350,821       2.99     5.851       5.592       697      79.63     83.14    27.65
Other                                       18   10,544,020      13.39     6.151       5.892       694      75.83     83.38    11.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

[LOGO OMITTED] UBS
ARM Summary
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
California loan breakdown                Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                                    22   12,325,018      15.65     6.467       6.208       687      77.21     89.54    14.67
South CA                                    64   38,310,358      48.65     6.263       5.987       709      76.67     85.78    10.25
States Not CA                               45   28,112,610      35.70     6.226       5.957       697      75.21     84.54     8.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Top 10 Zip Codes                         Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
92705                                        2    2,564,000       3.26     6.540       6.281       730      74.99     94.15     0.00
90292                                        5    2,524,800       3.21     6.242       5.983       756      80.00     90.70     0.00
91006                                        1    2,000,000       2.54     6.375       6.116       712      69.57     90.00     0.00
92037                                        3    1,803,984       2.29     6.493       6.234       682      80.00     85.30     0.00
95648                                        2    1,791,043       2.27     6.739       6.480       648      75.77     75.77    76.80
60045                                        1    1,425,000       1.81     5.875       5.616       728      60.00     90.00     0.00
93460                                        1    1,314,000       1.67     5.500       5.241       674      59.73     59.73   100.00
92691                                        2    1,286,750       1.63     6.431       6.172       691      77.13     88.61     0.00
07760                                        1    1,256,250       1.60     5.875       5.616       670      75.00     80.97     0.00
92660                                        1    1,200,000       1.52     5.875       5.616       757      68.57     68.57     0.00
Other                                      112   61,582,159      78.20     6.289       6.015       699      77.14     86.42     8.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
FICO Scores                              Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                                    4    1,900,000       2.41     6.187       5.928       615      75.50     78.57    47.37
621 - 640                                    6    3,897,493       4.95     6.677       6.349       632      78.16     78.16    60.96
641 - 660                                   11    6,428,869       8.16     6.375       6.116       651      77.12     86.95    28.40
661 - 680                                   24   14,530,509      18.45     6.348       6.042       672      76.46     86.05     9.04
681 - 700                                   30   15,798,551      20.06     6.275       6.016       690      77.63     85.27     0.00
701 - 720                                   16   11,578,997      14.70     6.238       5.979       710      74.26     88.50     6.30
721 - 740                                   12    7,045,040       8.95     6.104       5.845       729      74.35     87.19     6.47
741 - 760                                   15    9,833,607      12.49     6.239       5.980       748      77.58     88.74     0.00
761 or more                                 13    7,734,920       9.82     6.200       5.941       777      74.40     83.32     6.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 611
Maximum: 806
Weighted Average: 701
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------

[LOGO OMITTED] UBS
ARM Summary
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Mortgage Properties                      Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Condominium                                 26   13,582,459      17.25     6.203       5.944       715      78.54     87.36     3.68
PUD                                         34   22,094,282      28.06     6.295       6.024       688      75.73     84.54    18.03
Single Family                               66   39,867,771      50.63     6.319       6.043       703      75.82     85.95     9.07
Two- to Four Family                          5    3,203,474       4.07     6.061       5.802       711      75.21     89.04     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Occupancy types                          Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Investor                                    14    8,508,784      10.81     6.499       6.240       719      79.48     84.29    18.78
Primary                                    112   66,865,202      84.91     6.268       5.995       696      76.45     86.81     8.98
Secondary                                    5    3,374,000       4.28     6.000       5.741       755      63.72     72.48    14.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Loan Purpose                             Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                    92   56,974,765      72.35     6.360       6.089       702      77.70     90.00     5.30
Cash Out Refinance                          26   14,482,974      18.39     6.260       5.982       698      72.40     75.23    16.30
Rate/Term Refinance                         13    7,290,247       9.26     5.714       5.455       700      72.39     75.32    37.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                  Pool  Weighted                         Weighted  Weighted
                                        Number                      By   Average    Weighted  Weighted    Average   Average
                                            of    Principal  Principal     Gross     Average   Average   Original  Combined   % Full
Document Type                            Loans      Balance    Balance    Coupon  Net Coupon      FICO        LTV       LTV  Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Alternate                                    5    2,576,000       3.27     5.593       5.334       661      75.89     84.66   100.00
Full                                         7    5,526,093       7.02     6.124       5.817       663      73.42     73.42   100.00
No Doc                                       2      926,500       1.18     7.109       6.850       672      84.52     84.52     0.00
Preferred                                    6    3,078,640       3.91     5.975       5.716       732      80.00     87.70     0.00
Reduced                                    111   66,640,753      84.63     6.324       6.055       705      76.19     86.95     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     131   78,747,986     100.00     6.282       6.011       701      76.24     85.93    10.29
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.
The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment
Bank.
--------------------------------------------------------------------------------
                                 Page 7 of 7